UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2020

DPL Inc.
Ohio
(State of Incorporation)
1-9052
(Commission File Number)

31-1163136
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

THE DAYTON POWER AND LIGHT COMPANY
Ohio
(State of Incorporation)
1-2385
(Commission File Number)

31-0258470
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 8.01     Other Events

On October 29, 2020, the Boards of Directors of DPL Inc. (“DPL”), a subsidiary of The AES Corporation (“AES”), and DPL’s principal subsidiary, The Dayton Power and Light Company (“DP&L”), acting through unanimous written consents, appointed Kristina Lund as President and Chief Executive Officer of DPL and DP&L, respectively, effective as of November 2, 2020.

Ms. Lund replaces Lisa Krueger who has been serving as President and Chief Executive Officer of DPL and Interim President and Chief Executive Officer of DP&L. Ms. Krueger, a member of the Boards of Directors of DPL and DP&L, has been elected Executive Chairman of the Boards of Directors, effective as of November 2, 2020, and also continues in her role as President of AES U.S.

Ms. Lund, 43, previously served as Chief Product Officer, Carbon Free Energy for AES since April 2020. Prior to that, Ms. Lund served as the Chief Financial Officer for the AES Mexico, Central America and the Caribbean Strategic Business Unit from March 2018 to April 2020, where she was responsible for the financial affairs for AES businesses in five countries, and the Chief Financial Officer for the AES Eurasia Strategic Business Unit from April 2017 to March 2018, where she led the management of all financial matters for AES businesses in eight countries across Europe and Asia. She also served as the Vice President of the Corporate Strategy and Investment group of AES from April 2016 to March 2017 and the Chief of Staff to the AES Chief Executive Officer from August 2014 to March 2016. Since joining AES in 2006, Ms. Lund has held several other positions in AES’ finance, corporate development and investor relations groups. Ms. Lund also serves as director or officer of other AES affiliates, including as President and Chief Executive Officer since November 2020 of Indianapolis Power & Light Company, its parent company, IPALCO Enterprises, Inc. (“IPALCO”), and IPALCO’s parent company, AES U.S. Investments, Inc. Ms. Lund has extensive experience in leadership, strategic planning and execution, communications and financial management, and holds a Bachelor’s degree in Economics from Wellesley College and an M.B.A from Harvard Business School.

A copy of the press release announcing these appointments is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Press Release, dated October 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: 10/29/2020	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: 10/29/2020	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary